MANAGED PORTFOLIO SERIES

Nuance Concentrated Value Long-Short Fund

Supplement dated November 30, 2018 to:

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”)
for the Fund dated August 28, 2018

At a special meeting of shareholders of the Nuance Concentrated Value Long-Short Fund (the “Fund”) held on November 15, 2018, shareholders of the Fund approved a new investment advisory agreement between Managed Portfolio Series (the “Trust”), on behalf of the Fund, and Nuance Investments, LLC (“Nuance”), to take effect upon a proposed change of control at Nuance.

The change of control took place on November 30, 2018, when Montage Investments, LLC, a control person of Nuance, sold all of its ownership interest in Nuance back to the company, as discussed in the definitive proxy statement filed by the Trust on September 24, 2018. Upon consummation of the change of control at Nuance, the prior investment advisory agreement between the Trust, on behalf of the Fund, and Nuance terminated and the new investment advisory agreement approved by shareholders of the Fund became effective.

In addition, shareholders approved a continuation of the Fund’s classification as a non-diversified fund under Section 5(b) of the Investment Company Act of 1940, as amended.

Please contact the Fund at 855-682-6233 if you have any questions.

This supplement should be retained with your Prospectus, Summary Prospectus, and SAI for future reference.